Exhibit 10.6

AMENDED AND RESTATED INTERCREDITOR

AND SUBORDINATION AGREEMENT

THIS AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT (this “Agreement”) is made this 28th day of May, 2003, by and among BANK OF AMERICA, N.A., a national banking association (together with its successors and assigns are hereinafter referred to as the “Senior Lender”), PEQUOT PRIVATE EQUITY FUND III, L.P., a Delaware limited partnership as collateral agent for itself and the other Persons included in the term “Junior Lenders”, PEQUOT OFFSHORE PRIVATE EQUITY PARTNERS III, L.P., a Delaware limited partnership (together with Pequot Private Equity Fund III, L.P., the “Pequot Lender”), GENERAL ELECTRIC PENSION TRUST, a New York common law trust, and NEW YORK LIFE CAPITAL PARTNERSHIP, II, L.P., a Delaware limited partnership (together with their successors and assigns are hereinafter referred to collectively as the “Junior Lenders”), and ANALEX CORPORATION, a Delaware corporation (“Analex”), and the subsidiaries of Borrower identified on the signature pages hereto (“Subsidiary Guarantors,” and, together with Analex, separately and collectively, “Borrower”).

RECITALS

A. Analex is indebted to Pequot Lender for loans made July 18, 2003 (collectively, the “First Junior Loan”) in the aggregate principal amount of $10,000,000, which indebtedness is evidenced by secured subordinated promissory notes dated July 18, 2003 (collectively, the “First Junior Note”) made by Borrower and payable to Pequot Lender. The Subsidiary Guarantors have guaranteed payment of the Junior Indebtedness.

B. Analex is indebted to Junior Lenders for loans made of even date herewith (collectively, the “Second Junior Loan” and collectively with the First Junior Loan, the “Junior Loans”) in the aggregate principal amount of up to $37,000,000, which indebtedness is evidenced by convertible secured senior subordinated promissory notes (collectively, the “Second Junior Note” and collectively with the First Junior Note, the “Junior Note”).

C. Analex has executed that certain promissory note (the “Senior Note”) with a principal balance not to exceed $20,000,000 in favor of Senior Lender, payable with interest and upon the terms and conditions described therein. Analex may from time to time execute amendments to the Senior Note in favor of the Senior Lender for one or more increases which may be made to Analex in the Senior Lender’s sole discretion pursuant to Annual Guidance Facility Loans, an aggregate additional principal sum not to exceed $20,000,000 evidencing certain loans from the Senior Lender to Analex (collectively, the “Senior Loan”), which Senior Note is secured by, among other things, a security interest (as the same may be hereafter amended, extended, restated, supplemented, increased, consolidated, renewed or otherwise modified or replaced from time to time, the “Senior Lien”) covering certain personal property more particularly described on Schedule A attached hereto and made a part hereof (the “Collateral”). The Subsidiary Guarantors have guaranteed payment of the Senior Indebtedness.

D. In connection with the First Note Purchase Agreement (as hereinafter defined), Pequot Lender, the Senior Lender and Analex entered into an Intercreditor and Subordination Agreement dated July 18, 2003 (the “Original Intercreditor Agreement”).

E. The Senior Lender is unwilling to permit the indebtedness evidenced by the Junior Note and to continue the Senior Loan unless the rights of Junior Lenders under the Junior Loan Documents (hereinafter defined) are, among other things, limited such that (i) Junior Lenders can only take action against the Borrower or the Collateral to the extent provided herein while the Senior Loan remains unpaid, (ii) Junior Lenders can only take actions to delay refinance, foreclosure or collection of the Senior Loan to the extent provided herein, and (iii) the Senior Lender will control the disposition of Junior Lenders’ claims against the Borrower and the Collateral in the event of the Borrower’s bankruptcy or debtor reorganization proceedings to the extent provided herein.

F. The Senior Lender and Junior Lenders have agreed that the Junior Loan Documents are to be subordinated such that, among other things, they will provide only the rights provided herein for payment to and enforcement by Junior Lenders until such time as the Borrower owns the Collateral free and clear of the Senior Loan Documents (hereinafter defined) and the Senior Loan has been repaid.

G. In consideration of the consent by the Senior Lender to the issuance by Analex of the Junior Note and the execution and delivery by the Senior Lender of the Amended and Restated Credit Agreement substantially in the form attached hereto and the other Loan Documents, as defined therein, Junior Lender is willing to execute and deliver this Agreement amending and restating the Original Intercreditor Agreement in its entirety.

NOW, THEREFORE, in consideration of the foregoing, the Senior Lender and Junior Lenders hereby covenant and agree as follows:

ARTICLE I

DEFINED TERMS

Section 1.1 Definitions. Unless otherwise defined herein, all capitalized terms used herein and defined in the Senior Loan Documents are used herein as therein defined. The following terms shall have the meanings herein specified unless the context otherwise requires (such meanings to apply to such terms in both the singular and plural forms):

“Agreement” means this Amended and Restated Intercreditor and Subordination Agreement by and among the Senior Lender, Junior Lenders and the Borrower.

“Collateral” shall have the meaning provided in the third recital.

“Enforcement Action” means the commencement of the exercise of any remedies against Borrower to enforce the Junior Loan under the Junior Loan Documents including, without limitation, the commencement of any litigation or proceeding, including the commencement of any foreclosure proceeding, the exercise of any power of sale, the sale by advertisement, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action against, or the taking of possession or control of, any of the Collateral, but specifically excludes (a) requests and demands made upon Borrower by delivery of notices to Borrower and the cure by Junior Lenders of any Default by Borrower under the Senior Loan Documents as provided herein, (b) assertion or enforcement of any right of the Junior Lenders to receive payment from proceeds of a foreclosure sale of any Collateral incident to foreclosure of the liens or security interests of the Senior Loan Documents which may remain after payment of costs and expenses of such foreclosure and payment and satisfaction in full of the Senior Indebtedness and (c) the filing of claims in any Insolvency Proceeding concerning Borrower as may be required to protect and preserve the right of the Junior Lenders to participate in such Insolvency Proceeding as creditor and to participate in distributions of assets of Borrower in said Insolvency Proceeding with respect to the Junior Indebtedness after payment and satisfaction in full of the Senior Indebtedness, but subject in all respects to the rights of the Senior Lender under and as provided in this Agreement and without in any way impairing or affecting the right of the Senior Lender to require performance and observance by Junior Lenders of or the obligations of Junior Lenders to perform and observe the covenants, undertakings and agreements of Junior Lender under and as provided in this Agreement.

“First Note Purchase Agreement” shall mean that certain Subordinated Note and Series A Convertible Preferred Stock Purchase Agreement dated July 18, 2003 by and among Analex and the Pequot Lender.

“Insolvency Proceeding” means any proceeding under Title 11 of the United States Code (11 U.S.C. Sec. 101 et. seq.) or any other insolvency, liquidation, reorganization or other similar proceeding concerning Borrower, any action for the dissolution of Borrower, any proceeding (judicial or otherwise) concerning the application of the assets of Borrower, for the benefit of its creditors, the appointment of or any proceeding seeking the appointment of a trustee, receiver or other similar custodian for all or any substantial part of the assets of Borrower or any other action concerning the adjustment of the debts of Borrower, the cessation of business by Borrower, except following a sale, transfer or other disposition of all or substantially all of the assets of Borrower in a transaction permitted under the Senior Loan Documents.

“Junior Indebtedness” shall mean, collectively, all of the indebtedness of the Borrower for borrowed money, including interest thereon and any other amounts payable in respect thereof or in connection therewith, evidenced by:

(a) the Junior Note; and

(b) the Note Purchase Agreements.

“Junior Loans” shall have the meaning provided in the second recital.

“Junior Loan Documents” shall mean the Junior Note and Note Agreements and any and all instruments, documents and agreements now or hereafter evidencing, securing or guarantying the Junior Indebtedness.

“Junior Note” shall have the meaning provided in the second recital.

“Note Purchase Agreements” shall mean collectively, the First Note Purchase Agreement and the Second Note Purchase Agreement.

“Plan Voting Rights” means, with respect to any Person, the rights of such Person to vote to approve or reject any plan of reorganization in respect of the Borrower in an Insolvency Proceeding.

“Second Note Purchase Agreement” shall mean that certain Purchase Agreement dated May 28, 2004 by and among Junior Lenders and Analex.

“Senior Indebtedness” shall mean, collectively, all of the indebtedness, liabilities and obligations of Borrower evidenced by the Senior Note and all amounts due or to become due pursuant to the Senior Loan Documents.

“Senior Lien” shall have the meaning provided in the second recital.

“Senior Loan” shall have the meaning provided in the second recital.

“Senior Loan Documents” shall mean the Senior Note, the Senior Lien and any and all instruments, documents and agreements now or hereafter evidencing, securing or guarantying the Senior Indebtedness.

ARTICLE II

SUBORDINATION; STANDSTILL; PAYMENTS

Section 2.1 Subordination. Except as set forth in Section 2.5, Junior Lenders hereby agrees that the Junior Indebtedness is and shall be subordinate, to the extent and in the manner hereinafter set forth, to the prior payment in full of the Senior Indebtedness. Except as specifically provided in Section 2.5 hereof, no payment shall be made by or on behalf of the Borrower for or on account of any Junior Indebtedness, and Junior Lenders shall not take or receive from the Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, including, without limitation, from or by way of Collateral, payment of all or any of the Junior Indebtedness, unless and until the Senior Indebtedness shall have been paid in full.

Section 2.2 Standstill Limitation on Junior Lender Rights.

(a) Notwithstanding Junior Lender’s rights under applicable law or any provision of the Junior Loan Documents to the contrary, Junior Lenders hereby acknowledges and agrees that it shall not (A) accelerate the Junior Indebtedness or any portion thereof, or (B) take any Enforcement Action until, in any such case, the earlier of (i) the satisfaction in full of the Senior Indebtedness or (ii) the acquisition of the Senior Indebtedness by Junior Lenders. Junior Lender hereby waives any right it may have to require that the Senior Lender marshal any assets of Borrower in favor of Junior Lenders and Junior Lenders agree that it shall not acquire, by subrogation or otherwise, any lien, estate, right or other interest in any of the Collateral or the proceeds therefrom that is or may be prior to any Senior Loan Document.

(b) Until the earlier of (i) the satisfaction in full of the Senior Indebtedness or (ii) the acquisition of the Senior Indebtedness by Junior Lenders, Junior Lenders hereby covenants and agrees that it will not acquiesce, petition or otherwise invoke or cause any other Person to invoke the process of the United States of America, any state or other political subdivision thereof or any other jurisdiction, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case against Borrower, under a Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Borrower or all or any part of its property or assets or ordering the winding-up or liquidation of the affairs of Borrower.

Section 2.3 Non-Interference by Junior Lender. Until such time as Junior Lenders are permitted to take an Enforcement Action in accordance with the terms of Section 2.2 or Section 2.5, Junior Lenders shall not institute any judicial or administrative proceeding against Borrower or the Senior Lender which directly or indirectly would interfere with or delay the exercise by the Senior Lender of its rights and remedies in respect of the Collateral or any part thereof or under the Senior Loan Documents or this Agreement. Without limiting the generality of the foregoing, in the event of a bankruptcy or insolvency of Borrower, Junior Lenders shall not object to or oppose any efforts by the Senior Lender to obtain relief from the automatic stay under Section 362 of the United States Bankruptcy Code or to seek to cause such entity’s bankruptcy estate to abandon the Collateral (or any portion thereof) that is subject to the Senior Lien.

Section 2.4 Assignment of Voting Rights. The Junior Lender hereby absolutely, irrevocably and unconditionally assigns and sets over to the Senior Lender all of Junior Lenders’ Plan Voting Rights in any Insolvency Proceeding respecting Borrower.

Section 2.5 Payments on Junior Indebtedness.

(a) Except as otherwise provided in Section 2.5(b), as long as no Event of Default has occurred and is continuing under the Senior Lien or other Senior Loan Documents or would occur as a result of any such payment (taking into account scheduled payments of interest and prepayments of principal), Junior Lenders may receive and retain quarterly payments of interest and payments of principal (including prepayments) on the Junior Indebtedness pursuant to the Junior Note from Borrower.

(b) If any such Event of Default (other than an Event of Default arising from the failure to pay any sum of money, including principal (whether due upon acceleration of maturity or otherwise), interest, fees, expenses or any other amount or an Event of Default arising from a cross-default with respect to the Junior Indebtedness which has not been waived by Junior Lenders) shall have occurred and be continuing, and if the Senior Lender has not waived such Event of Default or fails to exercise any of its remedies (other than requests and demands made upon Borrower by delivery of notices to Borrower) against Borrower within

180 days after (i) Senior Lender has given notice of such Event of Default to Junior Lender pursuant to Section 3.1 or (ii) the earlier maturity date of any note, Junior Lender may receive and retain quarterly payments of interest and payments of principal (including prepayments but excluding any principal payment the maturity of which has been accelerated) on the Junior Indebtedness pursuant to the Junior Note from Borrower and Junior Lender may undertake any Enforcement Action against Borrower, provided that any money or other property collected or received by Junior Lender pursuant to such Enforcement Action in excess of what Junior Lenders are entitled to pursuant to the Junior Loan Documents and this Section 2.5 (excluding any principal payment the maturity of which has been accelerated) shall be applied to the Senior Indebtedness until the Senior Indebtedness is satisfied in full. If Senior Lender exercises any remedy against Borrower with respect to the Senior Indebtedness, Junior Lender may exercise the same remedy against Borrower with respect to the Junior Indebtedness, provided that any money or other property collected or received by Junior Lender pursuant to the exercise of such remedy shall be applied to the Senior Indebtedness until the Senior Indebtedness is satisfied in full. Notwithstanding the foregoing, during any 360-day period, the aggregate number of days during which payments to and Enforcement Action by Junior Lender may be blocked as a result of any one such Event of Default and the failure of the Senior Lender to exercise its remedies shall not exceed 180 days.

Section 2.6 Distributions Held in Trust. If Junior Lenders receive any cash distributions in respect of, or other proceeds of, the Collateral (including, without limitation, (i) any distribution arising directly or indirectly from any lien of the Senior Lender being avoided, declared to be fraudulent, or otherwise set aside under the provisions of any law governing fraudulent conveyances or transfers, and (ii) any distribution arising directly or indirectly by reason of or in connection with an Insolvency Proceeding), in excess of what Junior Lenders are entitled to pursuant to the Junior Loan Documents and Section 2.5 (or would have been entitled to if such Insolvency Proceeding had not occurred or if any such lien had not been avoided, declared to be fraudulent, or otherwise set aside under the provisions of any law governing fraudulent conveyances or transfers), Junior Lenders shall hold the same in trust, as trustee, for the benefit of the Senior Lender and shall promptly deliver the same to or at the direction of the Senior Lender, for the benefit of the Senior Lender in precisely the form received (except for the endorsement or assignment thereof by such Junior Lender without recourse or warranty), it being understood that it is the intention of the parties that until the Senior Indebtedness (without regard to any modifications thereof arising by reason of or in connection with an Insolvency Proceeding) is repaid in full, the Senior Lender shall receive all proceeds relating to any realization upon, distribution in respect of or interest in any of the Collateral as and to the extent set forth in the Senior Loan Documents. In the event Junior Lenders fail to make any such endorsement or assignment, the Senior Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same.

ARTICLE III

NOTICE OF DEFAULT;

SUBSTITUTE PERFORMANCE CONSENT;

JUNIOR LENDER RIGHTS; REINSTATEMENT

Section 3.1 Notice of Default. In the event of an Event of Default under any Senior Loan Document, the Senior Lender will provide to Junior Lenders a copy of any related notice of default delivered to Borrower, and such notice shall be sent to Junior Lenders in the manner provided for in Section 5.1. In the event of an “Event of Default” (as defined in the Note Purchase Agreements) under any Junior Loan Document, Junior Lenders will provide to the Senior Lender a copy of any related notice of default delivered to Borrower and such notice shall be sent to the Senior Lender in the manner provided for in Section 5.1.

Section 3.2 Performance by Junior Lenders; Waiver of Subrogation. The Senior Lender shall accept performance by Junior Lenders of any of the obligations of Borrower within the cure period, if any, set forth in the Senior Loan Documents as though performed by Borrower but Junior Lenders shall have no obligation to so perform. Notwithstanding any such performance by Junior Lenders of any such obligations of Borrower, Junior Lenders hereby absolutely and irrevocably waive, to the fullest extent permitted by applicable law, any rights it may have, by contract, at law or in equity, to be subrogated to the Senior Lender’s rights against Borrower under the Senior Loan Documents or to the Senior Lender’s liens on any of the Collateral until payment in full of the Senior Indebtedness or acquisition of the Senior Indebtedness by Junior Lenders.

Section 3.3 Consent by Junior Lenders. The Junior Lender hereby consents and agrees that any lawful action taken by or on behalf of the Senior Lender in the exercise of the Senior Lender’s rights and/or remedies under the Senior Loan Documents (including, without limitation, any foreclosure or acquisition of title to the Collateral or any part thereof by deed in lieu of foreclosure or otherwise) are hereby deemed to be consented to and approved by Junior Lenders in all respects.

Section 3.4 Junior Lender Rights.

(a) The provisions of this Agreement shall not affect the rights of Junior Lender (i) to convert the Junior Notes to equity of Borrower and (ii) as shareholders of the Borrower either generally or under the Borrower’s Amended and Restated Stockholders’ Voting Agreement dated as of May 28, 2004 and such other agreements, instruments and other documents defining the rights of shareholders of the Borrower referenced in the Note Purchase Agreements including, without limitation, registration rights agreements, co-sale agreements, certificates of designation and other voting agreements set forth therein.

(b) Subject to the terms of this Agreement, the Senior Lender agrees to enter into a control agreement with the collateral agent for Junior Lenders with respect to all accounts of the Borrower held by the Senior Lender.

(c) Promptly following payment in full of the Senior Indebtedness or acquisition of the Senior Indebtedness by Junior Lenders, the Senior Lender agrees to transfer to the collateral agent for Junior Lenders all stock certificates of Subsidiaries of Borrower and any other Collateral held by Senior Lender. Borrower hereby consents to such transfer by the Senior Lender. This Section 3.4(c) shall survive the termination of this Agreement pursuant to Section 5.10(b).

Section 3.5 Reinstatement. Junior Lender agrees that if at any time all or any part of any payment theretofore applied to pay the Senior Indebtedness is, or must be, rescinded or returned for any reasons whatsoever, including without limitation, the insolvency, bankruptcy or reorganization of the Borrower, this Agreement shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and this Agreement shall continue to be effective or be reinstated, as the case may be, as though such application had not been made.

ARTICLE IV

ADDITIONAL REPRESENTATIONS AND COVENANTS

OF THE JUNIOR LENDER

Section 4.1 Representations and Covenants. Each Junior Lender for itself hereby further represents, warrants, covenants and agrees with the Senior Lender as follows:

(a) Without limiting the generality of any other provisions of this Agreement, the Senior Lender may at any time and from time to time without the consent of, or notice to such Junior Lender, and without incurring responsibility to such Junior Lender:

(1) change the manner, place or terms of payment or performance of, and/or change or extend the time of payment or performance of, renew or alter, any portion of the Senior Indebtedness or any other obligations of any Person evidenced or secured by the Senior Loan Documents, any security therefor, or any liability incurred directly or indirectly in respect thereof;

(2) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Senior Indebtedness or any other obligations of any Person evidenced or secured by the Senior Loan Documents, or any liabilities incurred directly or indirectly in respect thereof, and/or any offset there against provided that such proceeds of any such disposition referenced above will be used to pay down the Senior Indebtedness;

(3) exercise or refrain from exercising any rights against Borrower or others or otherwise act or refrain from acting;

(4) settle or compromise any portion of the Senior Indebtedness or any other obligations of any Person evidenced or secured by the Senior Loan Documents, any security therefor or any liability incurred directly or indirectly in respect thereto;

(5) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of Borrower to the Senior Lender regardless of what liability or liabilities of Borrower remain unpaid or unperformed; and/or

(6) consent to or waive any breach of, or any act, omission or default under, any of the Senior Loan Documents, or otherwise amend, modify or supplement any of the Senior Loan Documents or any other instruments or agreements executed and delivered in connection therewith or otherwise relating thereto.

(b) Each Junior Lender for itself hereby makes the following representations and warranties to the Senior Lender as of the date hereof:

(1) Such Junior Lender has the power, authority and legal right to execute, deliver and perform this Agreement. This Agreement has been duly authorized by all necessary action of such Junior Lender, duly executed and delivered by such Junior Lender and constitutes valid and binding obligations of such Junior Lender enforceable against such Junior Lender in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(2) Neither the execution, delivery or performance by such Junior Lender of this Agreement nor compliance by it with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of the such Junior Lender pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement, partnership agreement or any other agreement, contract or instrument to which such Junior Lender is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the organizational documents of such Junior Lender.

(3) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date hereof), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by such Junior Lender of this Agreement or (ii) the legality, validity, binding effect or enforceability of this Agreement with respect to such Junior Lender.

(c) The Senior Lender hereby makes the following representations and warranties to such Junior Lender as of the date hereof:

(1) The Senior Lender has the power, authority and legal right to execute, deliver and perform this Agreement. This Agreement has been duly authorized by all necessary action of Senior Lender, duly executed and delivered by Senior Lender and constitutes valid and binding obligations of Senior Lender enforceable against Senior Lender in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(2) Neither the execution, delivery or performance by Senior Lender of this Agreement nor compliance by it with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of the Senior Lender pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement, partnership agreement or any other agreement, contract or instrument to which the Senior Lender is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the organizational documents of the Senior Lender.

(3) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date hereof), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by the Senior Lender of this Agreement or (ii) the legality, validity, binding effect or enforceability of this Agreement with respect to the Senior Lender.

ARTICLE V

MISCELLANEOUS

Section 5.1 Notices. All notices requested hereunder or pertaining hereto shall be in writing, shall be deemed delivered and effective upon the earlier of (a) delivery, or (b) refusal of the addressee to accept delivery or failure of delivery after at least one attempt, in each case under this clause (b) as such events are recorded in the ordinary business records of the delivery entity, if such notice is sent by a nationally recognized express courier service, with all charges prepaid or charged to the sender’s account, or by United States Mail, certified or registered, return receipt requested, and with all postage and other charges prepaid, in either case to the applicable addresses as set forth in this Agreement, and shall be addressed as follows:

If to Senior Lender:	Bank of America, N.A.
8300 Greensboro Drive
Mezzanine
McLean, Virginia 22012
Attn: Ms. Jessica Tencza

If to Junior Lenders:	c/o Pequot Capital Management, Inc.
500 Nyala Farm Road
Westport, Connecticut 06880
Attention: Ms. Amber Tencic
with a copy to:	Attention: Messrs. Carlos Rodriques and Mr. Aryeh Davis

with additional copies to:
Thelen Reid & Priest
875 Third Avenue
New York, NY 10022
Attention: E. Ann Gill

General Electric Pension Trust
c/o GE Asset Management Incorporated
3003 Summer Street
Stamford, CT 06905
Attention: Daniel L. Furman, Esq.

Dewey Ballantine LLP
1301 Avenue of the Americas
New York, NY 10019
Attention: Linda E. Ransom, Esq.

New York Life Capital Partners
51 Madison Avenue, Room 3009
New York, NY 10010
Attention: Messrs. Quint Barker and Paul Stern

New York Life Capital Partners
51 Madison Avenue, 31st Floor
New York, NY 10010
Attention: Barbara Friedman, Esq.

or to each such party at such other addresses as such party may designate in a written notice to the other parties.

Section 5.2 Modification. No provision of this Agreement may be changed, waived, discharged or terminated orally, by telephone or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

Section 5.3 Governing Law; Arbitration: Waiver of Jury Trial; Limitation of Liability.

(a) Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES.

(b) Arbitration; Jury Trial Waiver.

(i)	THIS PARAGRAPH CONCERNS THE RESOLUTION OF ANY CONTROVERSIES OR CLAIMS BETWEEN JUNIOR LENDER OR BORROWER (EACH A “PARTY”) AND SENIOR LENDER, WHETHER ARISING IN CONTRACT, TORT OR BY STATUTE, INCLUDING BUT NOT LIMITED TO CONTROVERSIES OR CLAIMS THAT ARISE OUT OF OR RELATE TO: (I) THIS AGREEMENT (INCLUDING ANY RENEWALS, EXTENSIONS OR MODIFICATIONS); OR (II) ANY DOCUMENT RELATED TO THIS AGREEMENT (COLLECTIVELY A “CLAIM”);

(ii)	AT THE REQUEST OF ANY PARTY OR SENIOR LENDER, ANY CLAIM SHALL BE RESOLVED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (TITLE 9, U.S. CODE) (THE “ACT”). THE ACT WILL APPLY EVEN THOUGH THIS AGREEMENT PROVIDES THAT IT IS GOVERNED BY THE LAW OF A SPECIFIED STATE;

(iii)	ARBITRATION PROCEEDINGS WILL BE DETERMINED IN ACCORDANCE WITH THE ACT, THE APPLICABLE RULES AND PROCEDURES FOR THE ARBITRATION OF DISPUTES OF JAMS OR ANY SUCCESSOR THEREOF (“JAMS”), AND THE TERMS OF THIS PARAGRAPH. IN THE EVENT OF ANY INCONSISTENCY, THE TERMS OF THIS PARAGRAPH SHALL CONTROL;

(iv)	THE ARBITRATION SHALL BE ADMINISTERED BY JAMS AND CONDUCTED IN ANY U.S. STATE WHERE REAL OR TANGIBLE PERSONAL PROPERTY COLLATERAL FOR THIS AGREEMENT IS LOCATED OR IF THERE IS NO SUCH COLLATERAL, IN THE COMMONWEALTH OF VIRGINIA. ALL CLAIMS SHALL BE DETERMINED BY ONE ARBITRATOR; HOWEVER, IF CLAIMS EXCEED $5,000,000, UPON THE REQUEST OF ANY PARTY OR SENIOR LENDER, THE CLAIMS SHALL BE DECIDED BY THREE ARBITRATORS. ALL ARBITRATION HEARINGS SHALL COMMENCE WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION AND

CLOSE WITHIN 90 DAYS OF COMMENCEMENT AND THE AWARD OF THE ARBITRATOR(S) SHALL BE ISSUED WITHIN 30 DAYS OF THE CLOSE OF THE HEARING. HOWEVER, THE ARBITRATOR(S), UPON A SHOWING OF GOOD CAUSE, MAY EXTEND THE COMMENCEMENT OF THE HEARING FOR UP TO AN ADDITIONAL 60 DAYS. THE ARBITRATOR(S) SHALL PROVIDE A CONCISE WRITTEN STATEMENT OF REASONS FOR THE AWARD. THE ARBITRATION AWARD MAY BE SUBMITTED TO ANY COURT HAVING JURISDICTION TO BE CONFIRMED AND ENFORCED;

(v)	THE ARBITRATOR(S) WILL HAVE THE AUTHORITY TO DECIDE WHETHER ANY CLAIM IS BARRED BY THE STATUTE OF LIMITATIONS AND, IF SO, TO DISMISS THE ARBITRATION ON THAT BASIS. FOR PURPOSES OF THE APPLICATION OF THE STATUTE OF LIMITATIONS, THE SERVICE ON JAMS UNDER APPLICABLE JAMS RULES OF A NOTICE OF CLAIM IS THE EQUIVALENT OF THE FILING OF A LAWSUIT. ANY DISPUTE CONCERNING THIS ARBITRATION PROVISION OR WHETHER A CLAIM IS ARBITRABLE SHALL BE DETERMINED BY THE ARBITRATOR(S). THE ARBITRATOR(S) SHALL HAVE THE POWER TO AWARD LEGAL FEES PURSUANT TO THE TERMS OF THIS AGREEMENT;

(vi)	THIS PARAGRAPH DOES NOT LIMIT THE RIGHT OF ANY PARTY OR SENIOR LENDER TO: (I) EXERCISE SELF-HELP REMEDIES, SUCH AS BUT NOT LIMITED TO, SETOFF; (II) INITIATE JUDICIAL OR NONJUDICIAL FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL; (III) EXERCISE ANY JUDICIAL OR POWER OF SALE RIGHTS, OR (IV) ACT IN A COURT OF LAW TO OBTAIN AN INTERIM REMEDY, SUCH AS BUT NOT LIMITED TO, INJUNCTIVE RELIEF, WRIT OF POSSESSION OR APPOINTMENT OF A RECEIVER, OR ADDITIONAL OR SUPPLEMENTARY REMEDIES; AND

(vii)	BY AGREEING TO BINDING ARBITRATION, THE PARTIES AND SENIOR LENDER IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES AND LENDER IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES AND LENDER ENTERING INTO THIS AGREEMENT.

(c) Limitation of Liability.

TO THE FULLEST EXTENT PERMITTED BY LAW, NO CLAIM MAY BE MADE BY ANY PARTY AGAINST THE SENIOR LENDER OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF IT FOR ANY SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY). EACH PARTY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER SUCH CLAIM PRESENTLY EXISTS OR ARISES HEREAFTER AND WHETHER OR NOT SUCH CLAIM IS KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

Section 5.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. Such counterparts shall constitute but one and the same instrument and shall be binding upon, and shall inure to the benefit of, each of the undersigned individually as fully and completely as if all had signed one instrument.

Section 5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Junior Lenders and the Senior Lender and their respective successors and assigns, including, as to the Senior Lender, without limitation, any holder of the Senior Note and any Affiliate of the Senior Lender which acquires all or part of the Collateral by any sale, assignment or foreclosure under the Senior Lien, by deed or other assignment in lieu of foreclosure, or otherwise.

Section 5.6 No Third Party Beneficiaries. Nothing contained in this Agreement shall be deemed to indicate that this Agreement has been entered into for the benefit of any Person other than the Senior Lender and the Junior Lenders.

Section 5.7 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction and this Agreement shall be interpreted to carry out the intentions of the parties to the greatest extent possible.

Section 5.8 No Waiver.

(a) No waiver shall be deemed to be made by the Senior Lender of any of its rights hereunder, or under the Senior Loan Documents, unless the same shall be in writing and signed by the Senior Lender, and each waiver, if any, shall be a waiver only with respect to the specific instances involved and shall in no way impair the rights of the Senior Lender in any other respect or at any other time.

(b) No waiver shall be deemed to be made by the Junior Lenders of any of its rights hereunder, or under the Junior Loan Documents, unless the same shall be in writing and signed by Junior Lenders, and each waiver, if any, shall be a waiver only with respect to the specific instances involved and shall in no way impair the rights of Junior Lenders in any other respect or at any other time.

Section 5.9 Agreement by Borrower. By its execution of this Agreement, Borrower agrees to be bound by the terms hereof, to observe the lien priorities and the priorities of payments set forth herein and to conduct its affairs consistently with the terms hereof.

Section 5.10 Termination. This Agreement shall terminate upon the earliest of (a) the conversion of all of the Junior Notes to equity of Analex, (b) payment in full of the Senior Indebtedness or acquisition of the Senior Indebtedness by Junior Lenders and (c) payment in full of the Junior Notes.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

SENIOR LENDER:	Bank of America, N.A.

	By:	/s/ Diane E. Bauman

	Name:	Diane E. Bauman
	Title:	Senior Vice President

JUNIOR LENDER:	PEQUOT PRIVATE EQUITY FUND III, L.P.

	By:	Pequot Capital Management, Inc., its Investment Manager

	By:	/s/ Richard Joslin
	Name:	Richard Joslin
	Title:	Principal

JUNIOR LENDER:	PEQUOT OFFSHORE PRIVATE EQUITY PARTNERS FUND III, L.P.
	By:	Pequot Capital Management, Inc., its Investment Advisor

	By:	/s/ Richard Joslin
	Name:	Richard Joslin
	Title:	Principal

JUNIOR LENDER:	NEW YORK LIFE CAPITAL PARTNERS II, L.P.

	By:	Pequot Capital Management, Inc., its Investment Advisor

	By:	/s/ James M. Barker, V
James M. Barker, V
Vice President

JUNIOR LENDER:	GENERAL ELECTRIC PENSION TRUST

	By:	GE Asset Management Incorporated, its Investment Manager

	By:	/s/ David Wiederecht
David Wiederecht
Vice President

BORROWER:	ANALEX CORPORATION

	By:	/s/ Sterling E. Phillips, Jr.

	Name:	Sterling E. Phillips, Jr.
	Title:	President and CEO

SUBSIDIARY GUARANTOR:	ADVANCED BIOSYSTEMS, INC.

	By:	/s/ Sterling E. Phillips, Jr.

	Name:	Sterling E. Phillips, Jr.
	Title:	President and CEO

SUBSIDIARY GUARANTOR:	SYCOM SERVICES, INC.

	By:	/s/ Sterling E. Phillips, Jr.

	Name:	Sterling E. Phillips, Jr.
	Title:	President and CEO

DESCRIPTION OF COLLATERAL

All of Borrower’s present and future right, title and interest in and to the following property, whether now owned or held or hereafter existing or acquired and wherever located: (i) the Accounts, Chattel Paper, Commercial Tort Claims, Contract Rights, Deposit Accounts, Equipment, Inventory, Investment Property, Instruments, Documents, Letter-of-Credit Rights and General Intangibles; (ii) all Fixtures of every kind and description; (iii) all supporting obligations; and (iv) all products and Proceeds of the foregoing (“collateral”).

The following words and terms shall have the following meanings:

“Accounts” shall mean (:) all rights of Borrower, whether presently owned or existing or hereafter acquired or arising by or in favor of Borrower, to payment for Goods sold or leased or for services rendered which are not evidenced by an Instrument or Chattel Paper, whether or not earned by performance; and (ii) all other property now or hereafter constituting an “account” as defined in the UCC.

“Chattel Paper” shall mean (i) a writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific Goods, including any Instrument or series of Instruments evidencing such monetary obligations; and (ii) all other property, including electronic chattel paper, now or hereafter constituting “chattel paper” as defined in the UCC.

“Commercial Tort Claims” shall mean all commercial tort claims (as defined by the UCC) now owned or hereafter acquired by Borrower.

“Contract Rights” shall mean all rights of Borrower to payment under any contract not yet earned by performance which are not evidenced by an Instrument or Chattel Paper.

“Deposit Accounts” shall mean all deposit accounts (as defined by the UCC) now owned or hereafter acquired by Borrower.

“Documents” shall mean all documents (as defined by the UCC) now owned or hereafter acquired by Borrower.

“Equipment” shall mean all Goods now or hereafter owned by Borrower whether now or hereafter deemed to constitute Fixtures, whenever acquired and wherever located, used or bought for use primarily in its business and not included in Inventory, together with all attachments, accessories and parts used or intended to be used with said Goods, whether now or hereafter installed therein or thereon or affixed thereto, as well as all substitutions and replacements thereof in whole or in part.

“Fixtures” shall mean all Goods that become so related to particular real estate that an interest therein arises under real estate law.

“General Intangibles” shall mean (i) all personal property (including things in action)

now owned or hereafter acquired by Borrower, other than Goods, Accounts, Chattel Paper, Contract Rights, Documents, Instruments and money; and (ii) all other property, including payment intangibles, now or hereafter constituting a “general intangible” as defined in the UCC.

“Goods” shall mean (i) all things now owned or hereafter acquired by Borrower and wherever located which are movable or which are Fixtures, but does not include money, Documents, Instruments, Accounts, Chattel Paper or General Intangibles; and (II) all other property now or hereafter constituting “goods” as defined in the UCC.

“Instruments” shall mean all (i) negotiable instruments; (ii) certificated securities; (iii) other writings which evidence a right to the payment of money which are not themselves security agreements or leases and which are of a type which are in the ordinary course of business transferred by delivery with any necessary endorsement or assignment, now owned or hereafter acquired by Borrower; and (iv) other property now or hereafter constituting an “instrument” as defined in the UCC.

“Inventory” shall mean (:) all Goods now or hereafter owned by Borrower, whenever acquired and wherever located, held for sale or lease or furnished or to be furnished under contracts of service, and all raw materials, work in process and materials now or hereafter owned by Borrower, whenever acquired and wherever located, and used or consumed in its business; and (ii) all other property now or hereafter constituting “inventory” as defined in the UCC.

“Investment Property” shall mean all property now or hereafter constituting “investment property” as defined in the UCC, but does not include certificated securities.

“Letter-of-Credit Rights” shall mean all letter-of-credit rights (as defined by the UCC) now owned or hereafter acquired by Borrower.

“Proceeds” shall mean whatever is received when Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of, both cash and non-cash, including, without limitation, the proceeds of insurance payable by reason of loss of or damage to Collateral or Proceeds.

“UCC” shall mean the Uniform Commercial Code as now in effect and as the same may be amended from time to time hereafter in any relevant jurisdiction.

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